GOLUB CAPITAL INVESTMENT CORPORATION INVESTOR PRESENTATION QUARTER ENDED MARCH 31, 2019

Disclaimer Some of the statements in this presentation constitute forward-looking statements, Such forward-looking statements may include statements preceded by, followed by which relate to future events or our future performance or financial condition. The or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” forward-looking statements contained in this presentation involve risks and “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” uncertainties, including statements as to: our future operating results; our business or similar words. prospects and the prospects of our portfolio companies; the effect of investments We have based the forward-looking statements included in this presentation on that we expect to make and the competition for those investments; our contractual information available to us on the date of this presentation. Actual results could differ arrangements and relationships with third parties; completion of a public offering of materially from those anticipated in our forward-looking statements and future our securities or other liquidity event; actual and potential conflicts of interest with results could differ materially from historical performance. You are advised to GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of consult any additional disclosures that we may make directly to you or through Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future reports that we have filed or in the future may file with the Securities and Exchange success on the general economy and its effect on the industries in which we invest; Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on the ability of our portfolio companies to achieve their objectives; the use of Form 10-Q, and current reports on Form 8-K. borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the This presentation contains statistics and other data that have been obtained from or operations of our portfolio companies; general economic and political trends and compiled from information made available by third-party service providers. We have other external factors; the ability of GC Advisors to locate suitable investments for not independently verified such statistics or data. us and to monitor and administer our investments; the ability of GC Advisors or its In evaluating prior performance information in this presentation, you should affiliates to attract and retain highly talented professionals; our ability to qualify and remember that past performance is not a guarantee, prediction or projection of maintain our qualification as a regulated investment company and as a business future results, and there can be no assurance that we will achieve similar results in development company; general price and volume fluctuations in the stock markets; the future. the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. 2

Summary of Quarterly Results Second Fiscal Quarter 2019 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended March 31, 2019 was $21.1 million, or $0.30 per share, resulting in an annualized return on equity of 8.0%. This compares to net income of $18.7 million, or $0.28 per share, and an annualized return on equity of 7.6% for the quarter ended December 31, 2018. − Net investment income for the quarter ended March 31, 2019 was $22.3 million, or $0.31 per share, as compared to $20.2 million, or $0.31 per share for the quarter ended December 31, 2018. Excluding a $0.2 million reversal in the accrual for the capital gain incentive fee (net of waiver) under GAAP, net investment income for the quarter ended March 31, 2019 was $22.1 million, or $0.311 per share, as compared to $19.3 million, or $0.301 per share, excluding a $0.9 million reversal in the accrual for the capital gain incentive fee (net of waiver) under GAAP for the quarter ended December 31, 2018. − Net realized and unrealized loss on investments and foreign currency of $1.2 million, or $0.01 per share, for the quarter ended March 31, 2019 was the result of $0.9 million of net realized losses and $0.3 million of net unrealized depreciation. This compares to a net realized and unrealized loss on investments and foreign currency of $1.5 million, or $0.03 per share, for the quarter ended December 31, 2018. − New middle-market investment commitments totaled $158.7 million for the quarter ended March 31, 2019. Approximately 83% of the new investment commitments were one stop loans, 17% were senior secured loans, and less than 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value increased by 8.0%, or $149.1 million, during the quarter ended March 31, 2019. 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, Golub Capital Investment Corporation (“we,” “us,” “our,” “GCIC” and the “Company”) has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2019 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per weighted average share. 3

Financial Highlights Dollars in 000s Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Net income $ 20,708 $ 20,476 $ 18,771 $ 18,738 $ 21,099 Net investment income 17,695 19,416 21,293 20,193 22,303 Net realized/unrealized gain (loss) 3,013 1,060 (2,522) (1,455) (1,204) Distributions declared 20,708 20,476 18,771 18,738 21,099 Per Share 1 and Return on Equity 2 Statistics Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Earnings per weighted average share $ 0.37 $ 0.35 $ 0.32 $ 0.28 $ 0.30 Net investment income per weighted average share 0.32 0.33 0.37 0.31 0.31 Accrual for capital gain incentive fee per weighted average share 0.01 0.00 * (0.01) (0.01) 0.00* Net investment income before accrual for capital gain incentive fee 0.33 0.33 0.36 0.30 0.31 (net) per weighted average share 3 Net realized/unrealized gain (loss) per weighted average share 0.05 0.02 (0.05) (0.03) (0.01) Annualized return on equity – net income 10.0% 9.5% 8.4% 7.6% 8.0% Annualized return on equity – net investment income 8.6% 9.0% 9.5% 8.2% 8.5% Annualized return on equity – net investment income before accrual 8.8% 9.0% 9.4% 7.7% 8.4% for capital gain incentive fee (net) 3,4 Net asset value $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 * Represents an amount less than $0.01 per share. 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2019 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 4. The annualized return on equity – net investment income before accrual for capital gain incentive fee is calculated as (a) the net investment income before the reduction for the accrual for capital gain incentive fee under GAAP for the period presented divided by (b) the daily average of total net assets. 4

Portfolio Highlights – New Originations Originations and Net Funds Growth − New investment commitments totaled $158.7 million for the quarter ended March 31, 2019. − Net growth in investments at fair value (after factoring in debt repayments and other portfolio activity) for the quarter ended March 31, 2019 was $149.1 million, an 8.0% increase from the quarter ended December 31, 2018. Select Portfolio Funds Roll Data (in millions) Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 New Investment Commitments $ 185.4 $ 254.4 $ 199.7 $ 262.8 $ 158.7 Exits and Sales of Investments 1 101.2 140.5 163.2 39.2 41.9 Fair Value of Investments 1,574.6 1,642.6 1,674.4 1,867.7 2,016.8 Net Funds Growth 2 61.5 68.0 31.8 193.3 149.1 Asset Mix of New Originations Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Senior Secured 13% 9% 17% 18% 17% One Stop 83% 90% 82% 80% 83% Subordinated Debt 0% 0% * 0% 0% 0% * GCIC SLF 3% 0% 0% 0% 0% Equity 1% 1% 1% 2% 0%* * Represents an amount less than 1.0% 1. Includes full and partial payoffs and sales, including sales to GCIC SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized gains (losses), etc. 5

Portfolio Highlights – Portfolio Diversity as of March 31, 2019 Investment Portfolio $1,967 mm1 // 200 Investments1 – Average Size $9.8 mm Historical Investment Portfolio ($mm) $2,200 $2,017 $2,000 3% $1,868 2% 3% $1,800 $1,674 2% $1,643 $1,575 3% 3% Inv. in GCIC 2% $1,600 4% 2% SLF 2% $1,400 83% Equity 83% $1,200 83% Sub. Debt 2 83% $1,000 84% One Stop $800 Senior $600 Secured $400 $200 12% 12% 10% 12% 12% $- Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 1. Excludes investment in GCIC SLF. 2. For all periods presented, the subordinated debt investments held represent an amount less than 1.0%. 6

Portfolio Highlights – Portfolio Diversity as of March 31, 2019 Diversity by Investment Size Industry Diversity of Investments GCIC SLF 3% Diversified/Conglomerate Service 34% Top 10 Investments 21% Healthcare, Education and Childcare 17% Electronics 8% Retail Stores 8% Beverage, Food and Tobacco Remaining 5% Top 25 175 Investments Investments 56% Personal, Food and Miscellaneous Services 4% 41% Leisure, Amusement, Motion Pictures, Entertainment 4% Interest Rate on Loans1 Insurance 3% Fixed – 0.1% Buildings and Real Estate 3% GCIC SLF 3% Other 11% 99.9% Floating 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 7

Portfolio Highlights – Spread Analysis Portfolio Rotation – Q2 Q3 Q4 Q1 Q2 10.0% 9.5% 9.6% Debt Investments 2018 2018 2018 2019 2019 9.0% 9.1% 9.1% 9.0% Weighted average interest rate 8.8% 8.8% 1 8.5% 7.6% 8.1% 7.8% 8.5% 8.7% of new investments 8.0% 8.4% 8.6% 7.0% Weighted average interest rate on investments 8.1% 8.4% 8.8% 8.7% 7.9% 6.0% that were sold or paid-off 2 4.9% 5.0% 4.8% 4.8% 4.7% 5.0% Weighted average spread of 6.6% 5.6% 5.8% 5.5% 5.8% 4.0% 4.6% 4.6% new floating rate investments 4.2% 4.4% 4.3% 3.0% Weighted average interest rate 9.0% 8.0% N/A 11.0% 8.0% 2.0% 2.8% 2.6% of new fixed rate investments 2.3% 2.3% 2.4% 1.0% Weighted average fees 1.1% 0.9% 1.2% 1.2% 1.4% on new investments 0.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 3 Q2 2019 Investment income yield 4 Income yield5 Weighted average net investment spread 6 Weighted average cost of debt 7 3-Month London Interbank Offered Rate ("LIBOR") 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR, Euro Interbank Offered Rate (“EURIBOR”), or Prime rate option, the contractual rate is calculated using current LIBOR or EURIBOR at the time of funding, the spread over LIBOR or EURIBOR and the impact of any LIBOR or EURIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 2. Excludes exits on investments on non-accrual status. 3. The weighted average cost of debt and weighted average net investment spread presented for the quarter ended December 31, 2018 exclude $1.3 million of accelerated capitalized debt issuance costs that resulted from the December 13, 2018 early redemption of notes issued by the 2016 Debt Securitization. The weighted average cost of debt and weighted average net investment spread were 5.3% and 3.8%, respectively, when including the $1.3 million of accelerated capitalized debt issuance costs. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 6. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 7. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 8

Portfolio Highlights – Credit Quality Credit Quality – Investment Portfolio − Fundamental credit quality as of March 31, 2019 remained strong with non-accrual investments as a percentage of total debt investments at cost and fair value of 0.6% and 0.3%, respectively. − During the quarter ended March 31, 2019, the number of non-accrual investments remained flat at five portfolio company investments. − Over 90% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of March 31, 2019. Non-Accrual – Debt Investments Q2 20182 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Non-accrual investments at amortized cost (000s) $ 0 $ 12,994 $ 9,694 $ 12,821 $ 11,472 Non-accrual investments / total debt investments at amortized cost 0.0% 0.8% 0.6% 0.7% 0.6% Non-accrual investments at fair value (000s) $ 0.0 $ 9,892 $ 5,196 $ 5,769 $ 4,857 Non-accrual investments / total debt investments at fair value 0.0% 0.6% 0.3% 0.3% 0.3% 1. Please see Internal Performance Ratings definitions on the following page. 2. As of March 31, 2018, there was one non-accrual investment with a cost and fair value of less than $0.1 million. 9

Portfolio Highlights – Credit Quality Portfolio Risk Ratings September 30, 2018 December 31, 2018 March 31, 2019 Investments at % of Investments at % of Investments at % of Internal Fair Value Total Fair Value Total Fair Value Total Performance Rating (000s) Portfolio (000s) Portfolio (000s) Portfolio 5 $ 104,563 6.3% $ 125,713 6.7% $ 142,955 7.0% 4 $ 1,439,656 86.0% $ 1,603,406 85.9% $ 1,735,136 86.0% 3 $ 110,695 6.6% $ 119,105 6.4% $ 120,409 6.0% 2 $ 18,813 1.1% $ 19,428 1.0% $ 17,245 0.9% 1 $ 711 0.0% * $ 1 0.0% * $ 1,103 0.1% Total $ 1,674,438 100.0% $ 1,867,653 100.0% $ 2,016,848 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination 10

Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 except per share data) (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $ 1,574,624 $ 1,642,635 $ 1,674,438 $ 1,867,653 $ 2,016,848 Cash, cash equivalents, and foreign currencies 8,400 9,582 14,659 27,313 7,150 Restricted cash, cash equivalents, and foreign 37,153 29,352 23,857 54,819 88,257 currencies Other assets 6,343 7,494 6,107 7,098 7,675 Total Assets $ 1,626,520 $ 1,689,063 $ 1,719,061 $ 1,956,883 $ 2,119,930 Liabilities and Net Assets Debt $ 733,300 $ 747,750 $ 762,330 $ 860,751 $ 993,713 Unamortized debt issuance costs (1,847) (2,309) (1,921) (6,011) (6,320) Other short-term borrowings – 12,287 – 24,719 – Payable for investments purchased 169 – – – – Interest payable 2,586 3,091 2,916 2,613 9,257 Management and incentive fee payable 9,498 10,042 10,102 9,127 10,180 Distributions payable 14,199 20,476 11,840 7,235 12,962 Other liabilities 1,320 1,568 1,585 1,868 1,498 Total Liabilities 759,225 792,905 786,852 900,302 1,021,290 Total Net Assets 867,295 896,158 932,209 1,056,581 1,098,640 Total Liabilities and Net Assets $ 1,626,520 $ 1,689,063 $ 1,719,061 $ 1,956,883 $ 2,119,930 Net Asset Value per Share $ 15.00 $ 15.00 $ 15.00 $ 15.00 $ 15.00 Regulatory leverage 0.85x 0.85x 0.82x 0.84x 0.91x Asset coverage 217.9% 217.4% 221.8% 219.0% 209.5% Common shares outstanding 57,819,693 59,743,807 62,147,237 70,438,775 73,242,693 11

Quarterly Operating Results For the quarter ended (Dollar amounts in 000s, March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 except share and per share data) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $ 31,498 $ 33,520 $ 36,307 $ 38,199 $ 41,708 Dividend income 1,369 1,644 1,582 1,066 1,192 Fee income 897 1,147 823 380 93 Total Investment Income 33,764 36,311 38,712 39,645 42,993 Expenses Interest and other debt financing expenses 7,510 8,270 8,674 10,958 10,945 Base management fee, net of waiver 3,818 4,058 4,169 4,486 4,849 Incentive fee – net investment income, net of waiver 3,210 3,439 3,703 3,411 3,898 Incentive fee – capital gains, net of waiver 495 73 (309) (867) (216) Other operating expenses 1,036 1,055 1,182 1,464 1,214 Total Expenses, net of waivers 16,069 16,895 17,419 19,452 20,690 Net Investment Income 17,695 19,416 21,293 20,193 22,303 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency 580 2,454 1,168 23 (940) transactions Net unrealized appreciation (depreciation) on investments and 2,433 (1,394) (3,690) (1,478) (264) foreign currency translation Net gain (loss) on investments and foreign currency 3,013 1,060 (2,522) (1,455) (1,204) Net Increase in Net Assets Resulting from Operations $ 20,708 $ 20,476 $ 18,771 $ 18,738 $ 21,099 Per Share Data Earnings per weighted average share 1 $ 0.37 $ 0.35 $ 0.32 $ 0.28 $ 0.30 Net investment income per weighted average share 1 $ 0.32 $ 0.33 $ 0.37 $ 0.31 $ 0.31 Distributions paid per share 2 $ 0.37 $ 0.35 $ 0.32 $ 0.28 $ 0.30 Weighted average common shares outstanding 55,957,341 58,083,180 59,191,144 65,402,150 71,341,480 1. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data is based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. 12

Portfolio Highlights – GCIC Senior Loan Fund LLC − The annualized return for the quarter ended March 31, 2019 was 7.4%, as compared to 9.2% for the quarter ended December 31, 2018. The quarterly return was negatively impacted by mark-to-market unrealized losses on a few portfolio companies. − Total investments at fair value as of March 31, 2019 were $119.1 million, a 6.2% decrease from December 31, 2018. (Dollar amounts in 000s) As of March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Balance Sheet (unaudited) (unaudited) (audited) (unaudited) (unaudited) Total investments, at fair value $ 184,496 $ 162,200 $ 134,102 $ 126,948 $ 119,067 Cash and other assets 8,996 2,923 2,455 3,940 5,888 Total assets $ 193,492 $ 165,123 $ 136,557 $ 130,888 $ 124,955 Senior credit facility 121,400 103,750 79,650 73,758 68,020 Unamortized debt issuance costs (892) (730) (569) (518) (440) Other liabilities 431 384 403 428 462 Total liabilities 120,939 103,404 79,484 73,667 68,042 Members’ equity 72,553 61,719 57,073 57,221 56,913 Total liabilities and members’ equity $ 193,492 $ 165,123 $ 136,557 $ 130,888 $ 124,955 Senior leverage 1.67x 1.68x 1.40x 1.29x 1.20x (Dollar amounts in 000s) For the three months ended March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 GCIC Return on Investment in GCIC SLF (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Total Income $ 2,030 $ 1,567 $ 1,454 $ 1,166 $ 923 Annualized return on total income 1 13.6% 10.2% 11.2% 9.2% 7.4% 1. The Company’s annualized return on investments in GCIC SLF is calculated by dividing total income (loss) earned on the Company’s investments in GCIC SLF by the daily average of its investments in the net asset value of the GCIC SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company’s investments in GCIC SLF and the income from such investments. 13

Liquidity and Capital Subscriptions Cash and Cash Equivalents − Unrestricted cash, cash equivalents, and foreign currencies totaled $7.2 million as of March 31, 2019. − Restricted cash, cash equivalents and foreign currencies totaled $88.3 million as of March 31, 2019. Restricted cash is held in our securitization vehicle and in our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Capital Subscriptions − As of March 31, 2019, we had total investor capital subscriptions of $1.1 billion and contributed capital of $987.0 million (88.9% called capital ratio). On April 26, 2019, we issued a capital call for 9.0% of total investor commitments. Debt Facilities - Availability − As of March 31, 2019, subject to leverage and borrowing base restrictions, we had approximately $24.5 million of remaining commitments and $19.0 million of availability on our $200.0 million revolving credit facility with Wells Fargo. The facility was amended on March 21, 2019, to, among other things, reduce the interest rate to one-month LIBOR + 2.00% from one-month LIBOR + 2.15%. − As of March 31, 2019, subject to leverage and borrowing base restrictions, we had approximately $22.6 million of remaining commitments and $4.8 million of availability on our $250.0 million revolving credit facility with Deutsche Bank. − During the quarter ended March 31, 2019, the borrowing capacity on our credit facility with Sumitomo Mitsui Banking Corporation (“SMBC”) was reduced from $60.6 million to $44.4 million as certain of the uncalled capital commitments that secure the facility were fully funded. As of March 31, 2019, our $44.3 million revolving credit facility with SMBC was fully drawn. − As of March 31, 2019, we had $40.0 million of remaining commitments and availability on our $40.0 million revolving credit facility with GC Advisors. 14

Debt Facilities* 2018 Debt Securitization Par Amount Tranche Rating (F/S) ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-1 GCIC 2018 Notes AAA / AAA $490.0 3 Month LIBOR + 1.48% January 20, 2031 January 20, 2023 Class A-2 GCIC 2018 Notes NR/ AAA $38.5 Fixed 4.665% January 20, 2031 January 20, 2023 Class B-1 GCIC 2018 Notes NR / AA $18.0 3 Month LIBOR + 2.25% January 20, 2031 January 20, 2023 Total Notes Issued1 $546.5 Other Debt Facilities Outstanding Commitment Issuer ($mm) ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility 2 $175.5 $200.0 1 Month LIBOR + 2.00% March 21, 2024 March 20, 2021 Deutsche Bank Credit Facility 3 $227.4 $250.0 3 Month LIBOR + 1.90% December 31, 2024 December 31, 2021 SMBC Revolving Credit Facility $44.3 $44.4 1 Month LIBOR + 1.50% May 17, 2019 N/A GC Advisors Revolver $0.0 $40.0 Applicable Federal Rate February 5, 2021 N/A * Information is presented as of March 31, 2019. 1. The Class B-2 GCIC 2018 Notes, Class C GCIC 2018 Notes, Class D GCIC 2018 Notes and Subordinated GCIC 2018 Notes issued in the GCIC 2018 Debt Securitization, totaling $27.0 million, $95.0 million, $60.0 million and $179.7 million, respectively, were retained by the Company. 2. Includes non U.S. dollar (“USD”) borrowings denominated in Euros ($4.2 million USD equivalent), in Canadian dollars ($6.0 million USD equivalent) and in Pound Sterling ($1.7 million USD equivalent). 3. Includes non USD borrowings denominated in Euros ($8.4 million USD equivalent). 15

Common Stock and Distribution Information Distributions Paid Amount Per Date Declared Record Date Earnings Period Shares Outstanding Payment Date Total Amount Share November 17, 2017 January 23, 2018 January 2018 54,122,735.354 February 26, 2018 $ 0.1202 $ 6,508,591 February 6, 2018 February 23, 2018 February 2018 55,530,517.674 May 23, 2018 0.1005 5,579,259 February 6, 2018 March 30, 2018 March 2018 57,819,693.450 May 23, 2018 0.1491 8,619,942 Total for Quarter Ended March 31, 2018 $ 0.3698 $ 20,707,792 February 6, 2018 April 27, 2018 April 2018 57,819,693.450 July 24, 2018 $ 0.1351 $ 7,811,805 May 4, 2018 May 18, 2018 May 2018 57,819,693.450 July 24, 2018 0.1046 6,046,494 May 4, 2018 June 15, 2018 June 2018 58,325,385.782 July 24, 2018 0.1135 6,617,281 Total for Quarter Ended June 30, 2018 $ 0.3532 $ 20,475,580 May 4, 2018 July 21, 2018 July 2018 58,037,388.381 September 25, 2018 $ 0.1194 $ 6,931,225 August 7, 2018 August 31, 2018 August 2018 58,755,211.413 November 27, 2018 0.0753 4,427,264 August 7, 2018 September 21, 2018 September 2018 60,780,608.940 November 27, 2018 0.1220 7,412,866 Total for Quarter Ended September 30, 2018 $ 0.3167 $ 18,771,355 August 7, 2018 October 17, 2018 October 2018 64,165,996.549 December 28, 2018 $ 0.0924 $ 5,930,806 November 27, 2018 November 28, 2018 November 2018 67,103,001.653 December 28, 2018 0.0831 5,573,092 November 27, 2018 December 26, 2018 December 2018 70,022,164.056 February 27, 2019 0.1033 7,234,727 Total for Quarter Ended December 31, 2018 $ 0.2788 $ 18,738,625 November 27, 2018 January 21, 2019 January 2019 70,438,775.169 February 27, 2019 $ 0.1155 $ 8,136,335 February 5, 2019 February 26, 2019 February 2019 70,438,775.169 May 24, 2019 0.0821 5,782,816 February 5, 2019 March 27, 2019 March 2019 73,242,692.661 May 24, 2019 0.0980 7,179,553 Total for Quarter Ended March 31, 2019 $ 0.2956 $ 21,098,684 16

Common Stock and Distribution Information Distributions Declared Amount Per Date Declared Record Date Earnings Period Shares Outstanding Payment Date Total Amount Share February 5, 2019 April 29, 2019 April 2019 73,242,692.661 July 26, 2019 TBD TBD May 7, 2019 May 17, 2019 May 2019 TBD July 26, 2019 TBD TBD May 7, 2019 June 14, 2019 June 2019 TBD July 26, 2019 TBD TBD May 7, 2019 July 19, 2019 July 2019 TBD September 27, 2019 TBD TBD 17

GCIC/GBDC Merger We remain excited about the pending merger with Golub Capital BDC, Inc. (“GBDC”) and believe it is an attractive path forward for GCIC for several reasons: − Based on GBDC’s closing stock price as of November 26, 20181, the fixed exchange ratio Premium to Net Asset Value reflects an attractive 7.05% premium to GCIC’s March 31, 2019 NAV per share Value Creation From GBDC NAV − Potential for value creation if post-merger GBDC continues to trade at a premium to book Per Share Accretion value comparable to or higher than its 3-year average2 − GBDC’s Board intends to increase the quarterly dividend to $0.33 per share post-merger, Potential for Dividend Increase provided that it reserves the right to revisit this intention if market conditions or GBDC’s prospects meaningfully change − GBDC would be the 4th largest externally managed, publicly traded BDC by assets3 Increased Scale and Liquidity − Larger BDCs generally have greater liquidity Merger With a Known, Diversified − The combined company’s portfolio is expected to look very similar to GCIC’s standalone Portfolio of Assets portfolio given the significant overlap of both companies’ investments Greater Access to Long-Term, − The increased scale of the combined company may enable better access to securitization Low-Cost, Flexible Debt Capital markets, future debt facility consolidation and potential cost reductions Potential for Operational − Combined company is expected to realize annual synergies of approximately $0.9 million Synergies More Favorable Incentive Fee − GBDC’s income incentive fee hurdle rate of 8% per annum exceeds GCIC’s hurdle rate of Structure 6% per annum4 1. The last trading day before the execution of the merger agreement between GCIC and GBDC. 2. As of March 31, 2019. 3. Based on a pro forma merger using balance sheet assets at fair value as of March 31, 2019 for GBDC and GCIC and the most recently available data for other externally managed, publicly traded BDCs. 4. Closing of the merger is conditioned on approval by GBDC stockholders of certain other changes to the investment advisory agreement with GC Advisors. 18